UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

MARCH 31, 2014

Dear Fellow Shareholder:

During the fiscal year ending March 31, 2014, the Adirondack Small Cap Fund returned 33.2%.  Over the same period, its benchmark, the Russell 2000 Value Index®, increased 22.7%.  The Fund’s outperformance can be primarily attributed to stock selection within the Financial and Technology sectors, followed by the Fund’s relative weightings within these two sectors.  Notable contributors were Autobytel Inc. (Tech), Aercap Holdings NV (Fin), CTS Corp (Tech), Brocade Communications (Tech) and Genworth Financial (Fin).

The Fund finished the fiscal year with 78 holdings, fairly consistent with last year’s count of 75. Portfolio turnover was 33% and roughly in-line with past years.  The Fund’s top ten holdings represented 19.0% of fund assets, down from 21.8% last year. No single position comprised more than 2.4% of assets.  Cash at FYE was 9.9%, up from last year, which was mainly a product of steady inflows, low volatility and a generally upward trending market.  Needless to say, cash worked against us during FY 2014 as the market yielded strong returns.  We anticipate that volatility will increase throughout this year and thus present greater opportunities to deploy cash.

Recent performance has attracted more assets to the Fund. With these inflows we have been able to reposition the portfolio with an emphasis on increasing the Fund’s exposure to deeper value names while reducing exposure to those companies where our investment thesis has played out. We have added exposure to a number of retailers whose stocks have suffered from the combination of a miserable holiday season and the polar vortex.  In the Energy and Materials sectors, where the Fund has traditionally been underweight, we have increased exposure from approximately 5% to nearly 10% which reflects finding good risk/reward in resource companies and several special situations as well. The Fund is now more in-line with our benchmark in relation to these sector weightings.  During the past ten years investors have stampeded into resource companies. Now that the herd has left, it’s time to start combing through the wreckage.

The Fund’s investment in technology companies represented over 20% of the portfolio at FYE, consistent with historical weighting.  The Technology sector represents our largest overweight variance from the Russell 2000 Value Index which holds approximately half that percentage.  A few members of the financial media have recently questioned the valuations of some technology companies.  While we share their concerns about the frothy IPOs and the rejection of conventional valuation methods, we do not believe that the entire Technology sector is overvalued. By simply focusing on seasoned technology companies (15 year+ public track records), investors can find far more sober valuations. For instance, the Fund currently owns shares in 23 different technology companies, 18 (78%) of which were public during the last bubble period (1998 – 2000). At the end of 1999 the average enterprise value /revenue multiple for those 18 companies was more than 10 times. As of December 31, 2013 the average enterprise value to revenue multiples for those same companies was just 1.2 times and considerably cheaper than the 1.7 times ratio for Russell 2000 Index. Technology is a momentum driven sector and we are cognizant of sector rotation risk. That said, we have strong conviction in the risk/reward of the Fund’s technology holdings and the strong secular growth potential of the sector as well.

Thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com.  As always, please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

Adirondack Small Cap Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2014)
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
Adirondack Small Cap Fund ($27,510)
Russell 2000 Index ($21,526)
Russell 2000 Value Index ($19,796)

	1 Year	3 Year	5 Year	Since Inception
Adirondack Small Cap Fund *	33.17%	14.39%	31.09%	11.92%
Russell 2000 Index **	24.90%	13.18%	24.31%	8.91%
Russell 2000 Value Index ***	22.65%	12.74%	23.33%	7.90%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2014 (UNAUDITED)

1.	Covanta Holding Corp.	2.35%
2.	KCG Holdings, Inc.	2.14%
3.	FLY Leasing Ltd.	2.13%
4.	Dean Foods Co.	1.84%
5.	Journal Communications, Inc. Class A	1.80%
6.	Tetra Technologies, Inc.	1.76%
7.	Alpha Natural Resources, Inc.	1.76%
8.	Callaway Golf Corp.	1.75%
9.	Orthofix International N.V.	1.74%
10.	Brocade Communications Systems, Inc.	1.72%

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

March 31, 2014 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

	The Adirondack Small Cap Fund
	Schedule of Investments
	March 31, 2014

Shares		Value

COMMON STOCKS - 87.01%

Accident & Health Insurance - 1.64%
257,726	CNO Financial Group, Inc. (1 Right per share, exp. 12/06/14)	$ 4,664,841

Agriculture Production - Crops - 1.54%
158,995	Fresh Del Monte Produce, Inc. (Cayman Islands)	4,383,492

Air Transportation Scheduled - 1.24%
404,255	JetBlue Airways Corp. *	3,512,976

Aircraft Parts & Auxiliary Equipment - 0.62%
124,085	LMI Aerospace, Inc. *	1,749,598

Biotechnology Research & Products - 1.37%
160,882	Trinity Biotech Plc. (Ireland)	3,898,171

Bituminous Coal & Lignite Surface Mining - 1.76%
1,175,768	Alpha Natural Resources, Inc. *	4,997,014

Bottled & Canned Soft Drinks Carbonated Waters - 0.44%
14,679	Coca-Cola Bottling Co.	1,247,421

Business Services, NEC - 1.26%
103,574	Comverse, Inc. *	3,581,589

Cogeneration Services & Small Power Producers - 2.35%
370,300	Covanta Holding Corp.	6,683,915

Commercial Banks - 0.95%
130,011	First Merit Corp.	2,708,129

Computer Communications Equipment - 1.07%
411,713	Emulex Corp. *	3,042,559

Computer Peripheral Equipment, NEC - 1.72%
460,600	Brocade Communications Systems, Inc. *	4,886,966

Computer Processing & Data Preparation - 0.78%
1,345,913	Ipass, Inc. *	2,220,756

Computer Programming, Data Processing, Etc. - 0.22%
50,953	Autobytel, Inc. *	633,346

Computer Storage Devices - 0.79%
561,741	Violin Memory, Inc. *	2,246,964

Crude Petroleum & Natural Gas - 2.84%
500,980	Sandridge Energy, Inc. *	3,076,017
390,736	Tetra Technologies, Inc. *	5,001,421
		8,077,438
Cutlery, Handtools & General Hardware - 1.41%
336,571	Blount International, Inc. *	4,005,195

Electric Services - 2.71%
185,306	Dynegy, Inc. *	4,621,532
51,230	UNS Energy Corp.	3,075,337
		7,696,869
Electric Lighting & Wiring Equipment - 0.99%
344,588	LSI Industries, Inc.	2,822,176

Electronic Components & Accessories - 3.07%
193,440	CTS Corp.	4,039,027
315,160	Vishay Intertechnology, Inc.	4,689,581
		8,728,608
Electrical Work - 0.77%
46,434	Emcor Group, Inc.	2,172,647

Engines & Turbines - 0.82%
1,098,041	Capstone Turbine Corp. *	2,338,827

Fabricated Plate Work (Boiler Shops) - 3.23%
240,938	Global Power Equipment Group, Inc.	4,792,257
559,385	McDermott International, Inc. *	4,374,391
		9,166,648
Fats and Oils - 0.24%
57,327	Omega Protein Corp. *	691,937

Financial Services - 0.87%
66,200	Broadridge Financial Solutions, Inc.	2,458,668

Fire, Marine & Casualty Insurance - 3.67%
85,766	Endurance Specialty Holdings Ltd. (Bermuda)	4,616,784
72,000	Montpelier Re Holdings Ltd. (Bermuda)	2,142,720
157,314	Selective Insurance Group, Inc.	3,668,562
		10,428,066
Gold And Silver Ores - 1.65%
363,758	Pan American Silver Corp. (Canada)	4,681,565

Home Health Care - 0.21%
1,011,377	Hooper Holmes, Inc. *	596,712

Ice Cream & Frozen Desserts - 1.84%
339,000	Dean Foods Co.	5,240,940

Investment Advice - 1.21%
315,668	Janus Capital Group, Inc.	3,431,311

Leisure Time - 1.75%
487,112	Callaway Golf Corp.	4,978,285

Life Insurance - 2.43%
247,300	Genworth Financial, Inc. Class A *	4,384,629
48,749	Phoenix Companies, Inc. *	2,522,761
		6,907,390
Meat Packing Plants - 0.75%
812	Seaboard Corp. *	2,128,617

Medical & Dental Instruments & Supply - 2.49%
294,427	Cryolife, Inc. (1 Right per share, exp. 11/23/15)	2,932,493
118,542	Owens & Minor, Inc.	4,152,526
		7,085,019
Motor Vehicle Parts & Accessories - 1.37%
48,077	Superior Industries International, Inc.	985,098
32,688	Visteon Corp. *	2,890,927
		3,876,025
Photographic Equipment & Supplies - 0.88%
74,942	Eastman Kodak Co. *	2,503,063

Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 1.25%
136,361	Kraton Performance Polymers, Inc. *	3,564,477

Printed Circuit Boards - 1.66%
75,788	Benchmark Electronics, Inc. *	1,716,598
171,989	Sanmina-Sci Corp. *	3,001,208
		4,717,806
Production Technology Equipment - 1.02%
294,107	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19)	2,896,954

Publishing-Newspapers - 1.80%
578,769	Journal Communications, Inc. Class A *	5,127,893

Radio & TV Broadcasting & Communications Equipment - 1.51%
411,918	SeaChange International, Inc. *	4,300,424

Retail-Auto Dealers & Gasoline Stations - 1.29%
448,647	TravelCenters of America LLC. *	3,656,473

Retail-Apparel & Accessory Stores - 0.90%
161,261	Express, Inc. *	2,560,825

Retail Stores, NEC - 0.10%
4,016	IAC/Interactive Corp.	286,702

Savings Institution, Federally Chartered - 1.24%
374,449	Brookline Bancorp, Inc.	3,527,310

Security Brokers, Dealers, & Flotation Companies - 3.59%
932,444	Cowen Group, Inc. Class A *	4,112,078
509,413	KCG Holdings, Inc. *	6,077,297
		10,189,375
Semiconductors & Related Devices - 3.10%
672,644	AXT, Inc. *	1,479,817
149,400	NeoPhotonics Corp. *	1,184,742
182,575	Triquint Semiconductor, Inc. *	2,444,679
882,932	Vitesse Semiconductor Corp. *	3,708,314
		8,817,552
Services-Computer Integrated Systems Design - 1.21%
190,749	Allscripts Healthcare Solutions, Inc. *	3,439,204

Services-Computer Programming Services - 0.51%
191,793	RealNetworks, Inc. *	1,453,791

Services-Engineering, Accounting, Research, Management - 1.10%
449,057	PRGX Global, Inc. *	3,111,965

Services-Equipment Rental & Leasing, NEC - 1.00%
67,410	Aercap Holdings N.V. (Netherlands) *	2,844,028

Services-Miscellaneous Equipment Rental & Leasing - 2.13%
402,830	FLY Leasing Ltd. (Ireland)	6,042,450

Services-Motion Picture & Video Tape Production - 0.77%
300,619	Gaiam, Inc. Class A *	2,179,488

Services-Prepackaged Software - 1.11%
307,342	Intralinks Holding, Inc. *	3,144,109

Special Industry Machinery - 1.63%
2,000,169	Mattson Technology, Inc. *	4,640,392

Surety Insurance - 0.96%
108,141	Assured Guaranty Ltd. (Bermuda)	2,738,130

Surgical & Medical Instruments & Apparatus - 1.74%
163,586	Orthofix International N.V. (Curacao) *	4,932,118

Sporting & Athletic Goods, NEC - 0.90%
208,908	Black Diamond, Inc. *	2,554,945

Telephone & Telegraph Apparatus - 0.51%
370,940	Alcatel Lucent S.A. ADR	1,446,666

Telephone Communications (No Radio Telephone) - 0.88%
586,354	Vonage Holdings Corp. *	2,503,732

Title Insurance - 1.29%
104,464	Stewart Information Services, Corp.	3,669,820

Women's Misses' & Juniors Outerwear - 0.86%
399,044	Bebe Stores, Inc.	2,442,149

TOTAL FOR COMMON STOCKS (Cost $190,040,787) - 87.01%		247,262,521

PREFERRED STOCK - 1.58%
191,631	Phoenix Companies, Inc. 7.45% 1/15/32	4,484,165
TOTAL FOR PREFERRED STOCK (Cost $4,207,658) - 1.58%		4,484,165

REAL ESTATE INVESTMENT TRUST - 1.40%
513,592	MFA Financial, Inc.	3,980,338
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,669,932) - 1.40%		3,980,338

SHORT-TERM INVESTMENT - 13.53%
38,459,085	Huntington U.S. Treasury Money Market IV 0.03% **	38,459,085
TOTAL SHORT-TERM INVESTMENT (Cost $38,459,085) - 13.53%		38,459,085

TOTAL INVESTMENTS (Cost $236,377,462) - 103.52%		294,186,109

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.52)%		(10,010,485)

NET ASSETS - 100.00%		$ 284,175,624

* Non-income producing securities during the period.
ADR - American Depositary Receipt
** Variable rate security; the money market rate shown represents the yield at March 31, 2014.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in Securities, at Value (Cost $236,377,462)	$ 294,186,109
Cash	455,071
Receivables:
Securities Sold	1,659,854
Dividends and Interest	287,712
Shareholder Subscriptions	488,070
Prepaid Expenses	20,252
Total Assets	297,097,068
Liabilities:
Securities Purchased	12,330,310
Shareholder Redemptions	261,245
Due to Advisor	286,104
Due to Custodian	11,656
Accrued Expenses	32,129
Total Liabilities	12,921,444

Net Assets	$ 284,175,624

Net Assets Consist of:
Paid In Capital	$ 215,080,418
Accumulated Realized Gain on Investments	11,286,559
Unrealized Appreciation in Value of Investments	57,808,647
Net Assets, for 12,387,000 Shares Outstanding	$ 284,175,624

Net Asset Value Per Share	$ 22.94

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the Year Ending March 31, 2014

Investment Income:
Dividends (net of $21,324 of foreign tax withheld)	$ 1,792,054
Interest	386,456
Total Investment Income	2,178,510

Expenses:
Advisory	2,293,897
Transfer Agent	69,540
Legal	14,084
Custodian	36,043
Audit	17,392
Trustee	11,603
Chief Compliance Officer	21,483
Insurance	10,994
Registration	33,830
Printing & Mailing	26,997
Miscellaneous	5,775
Expenses	2,541,638
Expense Recapture	60,153
Total Expenses	2,601,791

Net Investment Loss	(423,281)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	18,029,592
Net Change in Unrealized Appreciation on Investments	34,912,054
Realized and Unrealized Gain on Investments	52,941,646

Net Increase in Net Assets Resulting from Operations	$ 52,518,365

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (423,281)	$ 134,702
Net Realized Gain on Investments	18,029,592	3,200,457
Unrealized Appreciation on Investments	34,912,054	11,618,428
Net Increase in Net Assets Resulting from Operations	52,518,365	14,953,587

Distributions to Shareholders:
Net Investment Income	-	(174,060)
Realized Gains	(9,070,177)	(85,204)
Total Dividends and Distributions Paid to Shareholders	(9,070,177)	(259,264)

Capital Share Transactions	120,581,211	13,966,714

Total Increase in Net Assets	164,029,399	28,661,037

Net Assets:
Beginning of Period	120,146,225	91,485,188

End of Period (Including Undistributed Net Investment Income (Loss) of $0 and $0, respectively)
	$284,175,624	$120,146,225

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2014	3/31/2013	3/31/2012	3/31/2011	3/31/2010

Net Asset Value, at Beginning of Year	$ 17.96	$ 15.74	$ 16.38	$ 12.77	$ 6.33

Income From Investment Operations:
Net Investment Income (Loss) *	(0.05)	0.02	0.00	(0.04)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	5.98	2.24	(0.33)	3.65	6.47
Total from Investment Operations	5.93	2.26	(0.33)	3.61	6.45

Distributions:
Net Investment Income	-	(0.03)	-	-	(0.01)
Realized Gains	(0.95)	(0.01)	(0.31)	-	-
Total from Distributions	(0.95)	(0.04)	(0.31)	-	(0.01)

Proceeds from Redemption Fees †	-	-	-	-	-

Net Asset Value, at End of Year	$ 22.94	$ 17.96	$ 15.74	$ 16.38	$ 12.77

Total Return **	33.17%	14.40%	(1.74)%	28.27%	101.91%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 284,176	$ 120,146	$ 91,485	$ 58,389	$ 18,250
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.38%	1.44%	1.50%	1.64%	1.84%
After Waivers/Recapture	1.41%	1.48%	1.48%	1.49%	1.54%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.20)%	0.17%	(0.01)%	(0.47)%	(0.49)%
After Waivers/Recapture	(0.23)%	0.14%	0.01%	(0.31)%	(0.19)%
Portfolio Turnover	32.97%	30.81%	33.00%	22.95%	61.01%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
† Amount less than $0.005 per share, redemption fees were eliminated for transactions beginning 8/1/2013.
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2014.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2014:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 247,262,521	$ -	$ -	$ 247,262,521
Preferred Stocks	4,484,165	-	-	4,484,165
Real Estate Investment Trust	3,980,338			3,980,338
Short-Term Investments:
Huntington US Treasury Money Market Fund IV	38,459,085	-	-	38,459,085
	$ 294,186,109	$ -	$ -	$ 294,186,109

The Fund did not hold any Level 3 assets during the period ended March 31, 2014. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2014. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  Effective August 1, 2011, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48% until July 31, 2014. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2014, the Advisor earned advisory fees of $2,293,897, and recaptured $60,153 of previously waived fees.  As of March 31, 2014, the Fund owed the Advisor $286,104.

As of March 31, 2014, the Advisor has recouped all previously waived fees.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $215,080,418 as of March 31, 2014.  Transactions in capital for the years ended March 31, 2014 and 2013 were as follows:

	March 31, 2014		March 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	7,470,284	$ 156,936,039	2,616,588	$ 41,039,195
Shares reinvested	309,833	6,875,187	12,958	205,636
Shares redeemed	(2,084,160)	(43,229,744)	(1,750,857)	(27,278,117)
Net increase	5,695,957	$ 120,581,482	878,689	$ 13,966,714

Prior to August 1, 2013, shareholders were subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the year ended March 31, 2014, $1,228 redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.  Proceeds from redemption fees were less that $0.005 per share.  Effective August 1, 2013, the Fund is no longer imposing a Redemption Fee.

Note 6. Investment Transactions

For the year ended March 31, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $144,420,870 and $55,742,016, respectively.

Note 7. Tax Matters

As of March 31, 2014, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$236,466,487

Gross tax appreciation of investments	$ 62,351,558

Gross tax depreciation of investments	$ (4,631,935)

Net tax appreciation of investments	$ 57,719,623

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2014, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed ordinary income	$ -

Short-term capital loss carry-forward +	$ -

Accumulated realized gains	$ 11,375,074

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 26, 2013, the Fund declared a distribution of $.83713 per share of long term capital gain and $.10909 of short term capital gain.

On December 27, 2012, the Fund declared a distribution of $.02717 per share of ordinary income and $.01330 of short term capital gain.

The tax character of distributions paid during the years ended March 31, 2014 and 2013 were as follows:

	2014	2013
Ordinary Income	$ -	$ 174,060
Short-term Gain	$ 1,045,704	$ 85,204
Long-term Gain	$ 8,024,473	$ -

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2014, National Financial Service Corp., for the benefit of its customers, owned 31.80% of the Fund. As of March 31, 2014, Charles Schwab & Co., for the benefit of its customers, owned 27.59% of the Fund.

Note 9. New Accounting Pronouncement

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2014 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 16, 2014

The Adirondack Small Cap Fund
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,154.91	$7.58
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.90	$7.09

* Expenses are equal to the Fund's annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2014 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Home, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS (Continued)

MARCH 31, 2014 (UNAUDITED)

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	1

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2014

$ 14,500

FY 2013

$ 12,500

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

(c)

Tax Fees

Registrant

FY 2014

$ 2,000

FY 2013

$ 1,900

Nature of the fees:

Dividend Review and Tax Preparation

 (d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

[Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 2,000 [tax fees]

FY 2013

$ 1,900 [tax fees]

 (h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 30, 2014

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date May 30, 2014

* Print the name and title of each signing officer under his or her signature.